UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 19, 2014
ENCORE CAPITAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 Camino Del Rio North, Suite 1300, San Diego, California		92108
(Address of Principal Executive Offices)		(Zip Code)
(877) 445-4581
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 19, 2014, after receiving the required consent from the relevant noteholders, Cabot Financial (Luxembourg) S.A. (the “Cabot Issuer”), a subsidiary of Encore Capital Group, Inc. (“Encore”), entered into (i) the third supplemental indenture to the indenture, dated September 20, 2012 (as amended or supplemented from time to time, the “2019 Cabot Indenture”), among the Cabot Issuer, Cabot Financial Limited, Citibank, N.A., London Branch, as trustee, and the guarantors party thereto, governing the Cabot Issuer’s 10.375% Senior Secured Notes due 2019 (the “2019 Cabot Supplemental Indenture”) and (ii) the second supplemental indenture to the indenture, dated August 2, 2013 (as amended or supplemented from time to time, the “2020 Cabot Indenture”), among the Cabot Issuer, Cabot Financial Limited, Citibank, N.A., London Branch, as trustee, and the guarantors party thereto, governing the Cabot Issuer’s 8.375% Senior Secured Notes due 2020 (the “2020 Cabot Supplemental Indenture”).
Also on May 19, 2014, after receiving the required consent from the relevant noteholders, Marlin Intermediate Holdings plc (the “Marlin Issuer”), a subsidiary of Encore, entered into the third supplemental indenture to the indenture, dated July 25, 2013 (as amended or supplemented from time to time, the “Marlin Indenture,” and together with the 2019 Cabot Indenture and the 2020 Cabot Indenture, the “Indentures”), among the Marlin Issuer, Cabot Financial Limited, The Bank of New York Mellon, London Branch, as trustee and the guarantors party thereto, governing the Marlin Issuer’s 10.5% Senior Secured Notes due 2020 (together with the 2019 Cabot Supplemental Indenture and the 2020 Cabot Supplemental Indenture, the “Supplemental Indentures”).
The purpose of the Supplemental Indentures is to conform certain provisions of the respective Indentures to the corresponding provisions of the indenture, dated March 27, 2014, governing the Cabot Issuer’s 6.5% Senior Secured Notes due 2021.
Copies of the Supplemental Indentures are attached as exhibits to this report and are incorporated herein by reference (and the foregoing description is qualified in its entirety by reference to such documents).

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Third Supplemental Indenture, dated as of May 19, 2014, among Cabot Financial (Luxembourg) S.A., Cabot Financial Limited, Citibank, N.A., London Branch, as trustee, and the guarantors party thereto.

4.2	Second Supplemental Indenture, dated as of May 19, 2014, among Cabot Financial (Luxembourg) S.A., Cabot Financial Limited, Citibank, N.A., London Branch, as trustee, and the guarantors party thereto.

4.3
Third Supplemental Indenture, dated as of May 19, 2014, among Marlin Intermediate Holdings plc, Cabot Financial Limited, The Bank of New York Mellon, London Branch, as trustee, and the guarantors party thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: May 20, 2014	/s/ Paul Grinberg
Paul Grinberg
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Third Supplemental Indenture, dated as of May 19, 2014, among Cabot Financial (Luxembourg) S.A., Cabot Financial Limited, Citibank, N.A., London Branch, as trustee, and the guarantors party thereto.

4.2	Second Supplemental Indenture, dated as of May 19, 2014, among Cabot Financial (Luxembourg) S.A., Cabot Financial Limited, Citibank, N.A., London Branch, as trustee, and the guarantors party thereto.

4.3
Third Supplemental Indenture, dated as of May 19, 2014, among Marlin Intermediate Holdings plc, Cabot Financial Limited, The Bank of New York Mellon, London Branch, as trustee, and the guarantors party thereto.